Optimal Voyage System Development Contract
Smart Ship Technology Solution for Hyundai Heavy Industries

Project: Platform based Optimal Voyage System Development

Price: 98,400,000 Won

Period: January 2nd 2017 – March 30th 2017

Purpose: The Provider (e-MARINE Inc.) executes and share research results to the ordering (Hyundai Heavy Industries Co., Ltd.)

Research Schedule: The basic schedule for the research is determined by Hyundai Heavy Industries Co., Ltd.

Hyundai Heavy Industries Co., Ltd. (“The Customer”) and e-MARINE Inc. (“The Supplier”) agree to execute all matters for [Platform based Optimal Voyage System Development]

December 28th 2016

The Ordering

Oh Gap Kwon

CEO of Hyundai Heavy Industries

The Provider

Ung Gyu Kim

CEO of e-MARINE

기술용역 계약서

· 기술개발 과제명 : 플랫폼 기반 경제운항솔루션 기능 개발

· 연구 개발 기간 : 2017. 01. 02. ~ 2017. 03. 30. (3개월)
· 연구 개발비 : ₩98,400,000원 (VAT 별도)

· 협약 당사자
(의뢰기관) 현대중공업(주) 대표이사 권 오 갑, 강 환 구
(수행기관) 이마린(주) 대표이사 김웅규

· 위 연구개발 과제 수행에 관하여 (의뢰기관)과 (수행기관)은 다음과 같이 계약을 체결한다.

제 1 조 (계약의 목적)

본 계약의 목적은 연구개발사업에 대하여 (수행기관)은 지정된 기한 내에 연구결과를 제공하고, (의뢰기관)은 (수행기관)에게 연구결과에 대한 대가를 지급하는데 있다.

제 2 조 (연구수행)

(수행기관)은 현대중공업과 협의 하에 본 연구개발을 연구개발 계획서에 따라 수행하도록 하여야 한다.

제 3 조 (연구진도 관리 및 보고)

(의뢰기관)은 본 연구에 대한 업무진도 파악을 위해 정기적 회합 및 연구 진행에 대한 보고회를 갖는다. 회합의 시간과 장소는 쌍방의 합의에 의하여 정한다.

제 4 조 (연구참여 요원의 관리)

본 계약에 의거 통보된 연구참여 요원의 변동이 있을 경우 (수행기관)은 사전에 변동사유 및 교체 참여될 연구요원의 명단을 (의뢰기관)에게 통보하여야 한다.

제 5 조 (의무 및 상호협조)

1)신의성실

(의뢰기관)과 (수행기관)은 신의를 가지고 본 계약의 각 조항을 성실히 이행하여야 한다.

2)상호협조

(수행기관)은 전 연구과정을 통하여 (의뢰기관)의 요청이 있을 때는 수시로 연구내용에 관하여 (의뢰기관)과 협의하여야 하며, (의뢰기관) 또한 (수행기관)의 요청이 있을 때에는 필요한 사항을 (수행기관)에게 적극 협조하여야 한다.

HG1101=6a 현대중공업(주) A4(210X297)모조